Town Center Phase VI

2 Table of Contents Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Office Lease Summary Office Lease Expirations Retail Lease Summary Retail Lease Expirations Net Asset Value Component Data Appendix – Definitions & Reconciliations Same Store vs Non-Same Store Properties Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income Forward Looking Statements Corporate Profile Highlights 2016 Outlook Summary Information Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Core Debt to Core EBITDA Debt Information Capitalization & Financial Ratios Property Portfolio Development Pipeline Acquisitions & Dispositions 19 20 21 22 23 24 25 26 27 31 32 34 9 10 11 12 13 14 15 17 18 3 4 5 6 7 8

3 Forward Looking Statements This Supplemental Information should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated November 1, 2016, which has been furnished as Exhibit 99.1 to our Form 8-K filed on November 1, 2016. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2016 outlook and anticipated growth in our funds from operations, normalized funds from operations, funds available for distribution and net operating income are forward- looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

Analyst Coverage 4 Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs and owns institutional grade office, retail and multifamily properties in the Mid-Atlantic United States. The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’?ara Eric L. Smith Anthony P. Nero Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Development President of Construction President of Asset Management Michael P. O’?ara Chief Financial Officer and Treasurer (757) 366-6684 mohara@armadahoffler.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Stifel, Nicolaus & Company, Inc. John Guinee (443) 224-1307 jwguinee@stifel.com Wunderlich Securities Craig Kucera (540) 277-3366 ckucera@wundernet.com

5 Highlights • Net income of $7.9 million, or $0.15 per diluted share, for the quarter ended September 30, 2016 compared to net income of $4.3 million, or $0.10 per diluted share, for the quarter ended September 30, 2015. • Normalized Funds From Operations (“FFO”) of $13.2 million, or $0.26 per diluted share, for the quarter ended September 30, 2016 compared to Normalized FFO of $11.0 million, or $0.26 per diluted share, for the quarter ended September 30, 2015. • FFO of $13.1 million, or $0.25 per diluted share, for the quarter ended September 30, 2016 compared to FFO of $10.7 million, or $0.25 per diluted share, for the quarter ended September 30, 2015. • Same Store Net Operating Income (“NOI”) increased for the ninth consecutive quarter. • Core operating property portfolio occupancy at 96.2% compared to 95.6% as of September 30, 2015. • Delivered both Lightfoot Marketplace in Williamsburg, Virginia and Johns Hopkins Village in Baltimore. • Broke ground on Harding Place, a new $45 million Class A multifamily property in Midtown Charlotte, North Carolina with expected delivery in 2018. • Broke ground on the next phase of development in the Town Center of Virginia Beach, a $41 million mixed-use project expected to include 39,000 square feet of retail space, which is nearly 50% pre-leased, and more than 130 luxury apartments, as part of the Company's ongoing public-private partnership with the City of Virginia Beach. • Sold the Oyster Point office building in Newport News, Virginia and agreed to acquire an 80,000 square foot grocery- anchored retail center located in the greater Charlotte area of North Carolina. The Company expects to close on this acquisition in the fourth quarter of 2016. • Sold Kroger Junction, one of the non-core retail centers acquired as part of the 11-asset portfolio purchase completed in January. • The Company is raising its 2016 full-year Normalized FFO guidance range - now $0.99 to $1.01 per diluted share from its previous guidance range of $0.96 to $1.00 per diluted share.

6 2016 Outlook The Company is raising its 2016 full-year guidance and now expects 2016 Normalized FFO in the range of $0.99 to $1.01 per diluted share. The following table outlines the Company’s assumptions along with Normalized FFO per share estimates for the full-year 2016. [1] Excludes the impact of any future acquisitions other than the October retail acquisition, dispositions or other capital markets activity, except for opportunistic sales of additional shares under the ATM program, assuming favorable market conditions. [2] Normalized FFO excludes certain items, including debt extinguishment losses, acquisition, development and other pursuit costs, mark-to-market adjustments for interest rate derivatives and other non-comparable items. See “Non-GAAP Financial Measures.” In addition, the calculation of Normalized FFO per diluted share assumes 50.2 million weighted average shares and units outstanding, including shares issued under the ATM program and two million shares issued on October 13, 2016 for the retail acquisition. Full-year 2016 Guidance [1] Tot l NOI $67.3M $68.0M Cons ruction company annual segment gross profit $5.1M $5.3M General and administrative expenses $9.2M $9.4M Interest income $3.1M $3.3M Interest expense $16.2M $16.6M Normalized FFO per diluted share [2] $0.99 $1.01 Expected Ranges

Summary Information

$ in thousands, except per share data

	Three months ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
OPERATIONAL METRICS					
Net income	$7,946	$3,131	$26,533	$8,443	$4,337
Net income per diluted share	**$0.15**	**$0.06**	**$0.57**	**$0.19**	**$0.10**
Rental properties Net Operating Income (NOI)	17,115	16,798	15,605	14,713	14,382
General contracting and real estate services gross profit	1,278	1,175	1,766	1,106	2,106
Adjusted EBITDA [1]	16,720	16,077	14,406	12,903	14,341
Funds From Operations (FFO)	13,078	11,720	8,438	9,618	10,654
FFO per diluted share	**$0.25**	**$0.24**	**$0.18**	**$0.22**	**$0.25**
Normalized FFO	13,156	12,530	11,566	10,614	10,996
Normalized FFO per diluted share	**$0.26**	**$0.26**	**$0.25**	**$0.24**	**$0.26**
Annualized dividend yield	5.37%	5.24%	6.40%	6.49%	6.96%
CAPITALIZATION					
Total common shares outstanding	34,256	32,825	31,095	30,076	26,261
Operating Partnership ("OP") units outstanding	17,793	17,597	16,027	16,027	16,043
Common shares and OP units outstanding	52,049	50,422	47,122	46,103	42,304
Market price per common share	$13.40	$13.74	$11.25	$10.48	$9.77
Equity market capitalization [2]	$697,457	$692,798	$530,123	$483,159	$413,310
Total debt [3]	519,209	512,702	471,876	382,013	421,442
Total market capitalization	1,216,666	1,205,500	1,001,999	865,172	834,752
Less: cash	(27,361)	(23,142)	(22,505)	(29,813)	(19,434)
Total enterprise value	$1,189,305	$1,182,358	$979,494	$835,359	$815,318
BALANCE SHEET METRICS					
Core Debt/enterprise value	34.3%	35.4%	40.1%	37.0%	44.6%
Fixed charge coverage ratio	3.4x	3.3x	3.1x	3.1x	3.3x
Core Debt/Annualized Core EBITDA	6.4x	6.7x	6.9x	6.1x	6.6x
CORE PORTFOLIO OCCUPANCY					
Office [4]	96.4%	94.6%	95.0%	95.8%	95.5%
Retail [4]	96.4%	96.0%	95.1%	95.5%	96.2%
Multifamily [5]	95.8%	94.3%	93.5%	94.2%	94.9%
Weighted Average [6]	96.2%	95.3%	94.7%	95.3%	95.6%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on occupied square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

ARMADA HOFFLER PROPERTIES

7

8 Summary Balance Sheet $ in thousands 9/30/2016 12/31/2015 Assets (Unaudited) Real estate investments: Income producing property $844,127 $579,000 Held for development 1,933 1,180 Construction in progress 13,895 53,411 Accumulated depreciation (133,288) (125,380) Net real estate investments 726,667 508,211 Real estate investments held for sale - 40,232 Cash and cash equivalents 23,890 26,989 Restricted cash 3,471 2,824 Accounts receivable, net 15,100 21,982 Notes receivable 49,935 7,825 Construction receivables, including retentions 39,981 36,535 Costs and estimated earnings in excess of bil l ings 419 88 Equity method investments 10,360 1,411 Other assets 62,022 43,450 Total Assets $931,845 $689,547 Liabilities and Equity Indebtedness, net $513,993 $377,593 Accounts payable and accrued liabilities 10,604 6,472 Construction payables, including retentions 51,203 52,067 Bil l ings in excess of costs and estimated earnings 6,560 2,224 Other l iabilities 39,517 25,471 Total Liabilities 621,877 463,827 Total Equity 309,968 225,720 Total Liabilities and Equity $931,845 $689,547 As of

9 Summary Income Statement Amounts in thousands, except per share data Three months ended Nine months Ended 9/30/2016 9/30/2015 9/30/2016 9/30/2015 Revenues (Unaudited) Rental revenues $25,305 $21,303 $72,839 $59,401 General contracting and real estate services 38,552 53,822 108,555 129,959 Total Revenues 63,857 75,125 181,394 189,360 Expenses Rental expenses 5,834 4,865 16,234 14,256 Real estate taxes 2,356 2,056 7,087 5,672 General contracting and real estate services 37,274 51,716 104,336 125,141 Depreciation and amortization 8,885 6,317 25,636 16,991 General and administrative 2,156 1,873 6,864 6,297 Acquisition, development & other pursuit costs 345 288 1,486 1,050 Impairment charges 149 - 184 23 Total Expenses 56,999 67,115 161,827 169,430 Operating Income 6,858 8,010 19,567 19,930 Interest income 1,024 - 1,928 - Interest expense (4,124) (3,518) (11,893) (9,922) Loss on extinguishment of debt (82) (3) (82) (410) Gain on real estate dispositions 3,753 - 30,440 13,407 Change in fair value of interest rate derivatives 498 (51) (2,264) (238) Other income 35 17 154 56 Income before taxes 7,962 4,455 37,850 22,823 I come tax benefit (provision) (16) (118) (240) (83) Net Income $7,946 $4,337 $37,610 $22,740 Per Diluted Share $0.15 $0.10 $0.77 $0.56 Weighted Average Shares-Diluted 51,512 41,877 48,869 40,691

FFO, Normalized FFO & Adjusted FFO[1]

$ in thousands, except per share data

	Three months ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Funds From Operations			(Unaudited)		
Net income	**$7,946**	**$3,131**	**$26,533**	**$8,443**	**$4,337**
Earnings per diluted share	$0.15	$0.06	$0.57	$0.19	$0.10
Depreciation and amortization	8,885	8,602	8,149	6,162	6,317
Gain on disposition of operating real estate[2]	(3,753)	(13)	(26,244)	(4,987)	-
Real estate joint ventures	-	-	-	-	-
FFO	**$13,078**	**$11,720**	**$8,438**	**$9,618**	**$10,654**
FFO per diluted share	$0.25	$0.24	$0.18	$0.22	$0.25
Normalized FFO					
Acquisition, development & other pursuit costs	345	437	704	885	288
Loss on extinguishment of debt	82	-	-	102	3
Impairment charges	149	-	35	18	-
Change in fair value of interest rate derivatives	(498)	373	2,389	(9)	51
Normalized FFO	**$13,156**	**$12,530**	**$11,566**	**$10,614**	**$10,996**
Normalized FFO per diluted share	$0.26	$0.26	$0.25	$0.24	$0.26
Adjusted FFO					
Non-cash stock compensation	212	215	437	176	173
Acquisition, development & other pursuit costs	(345)	(437)	(704)	(885)	(288)
Tenant improvements, leasing commissions[3]	(233)	(1,365)	(287)	(509)	(992)
Property related capital expenditures	(514)	(603)	(390)	(563)	(640)
Non-cash interest expense	219	277	191	215	233
Net effect of straight-line rents	(158)	(194)	(122)	(134)	(309)
Amortization of leasing incentives & above (below) market rents	116	(183)	6	174	170
Government development grants	-	-	-	-	300
AFFO	**$12,453**	**$10,240**	**$10,697**	**$9,088**	**$9,643**
Weighted Average Common Shares Outstanding	33,792	31,736	30,191	27,411	25,958
Weighted Average Operating Partnership ("OP") Units Outstanding	17,720	17,113	16,027	16,027	15,919
Total Weighted Average Common Shares and OP Units Outstanding	51,512	48,849	46,218	43,438	41,877

ARMADA HOFFLER PROPERTIES

(1) See definitions on pages 28-30
(2) Excludes gain on non-operating real estate of $430K for the three months ended 3/31/2016
(3) Excludes first generation rental space

10

11 Outstanding Debt $ in thousands 30 Day LIBOR 0.524% (1) Subject to an interest rate swap lock. (2) Includes debt subject to interest rate swap locks. (3) Excludes debt subject to interest rate swap locks. Debt Maturities & Principal Payments Debt Stated Rate Effective Rate as of 9/30/2016 Maturity Date 2016 2017 2018 2019 2020 Thereafter Amount Outstanding as of 9/30/2016 Secured Notes Payable - Core Debt North Point Note 5 L+2.00% 3.57% (1) 2/1/2017 $6 $643 $649 Harrisonburg Regal 6.06% 6.06% 6/8/2017 53 3,256 3,309 Commonwealth of Virginia - Chesapeake L+1.90% 2.42% 8/28/2017 4,933 4,933 Hanbury Village 6.67% 6.67% 10/11/2017 68 20,709 20,777 Sandbridge Commons L+1.85% 2.37% 1/17/2018 59 247 9,129 9,435 Columbus Village Note 1 L+2.00% 3.05% (1) 4/5/2018 45 178 6,080 6,303 Columbus Village Note 2 L+2.00% 2.52% 4/5/2018 11 47 2,218 2,276 North Point Center Note 1 6.45% 6.45% 2/5/2019 49 205 219 9,352 9,825 Southgate Square L+2.00% 2.52% 4/29/2021 391 539 561 584 19,075 21,150 249 Central Park Retail L+1.95% 2.47% 9/10/2021 69 216 229 243 258 16,117 17,132 South Retail L+1.95% 2.47% 9/10/2021 29 95 101 107 113 7,072 7,517 Fountain Plaza Retail L+1.95% 2.47% 9/10/2021 40 130 138 147 156 9,703 10,314 Encore Apartments 3.25% 3.25% 9/10/2021 124 504 24,351 24,966 Socastee Commons 4.57% 4.57% 1/6/2023 23 95 100 105 109 4,458 4,890 North Point Center Note 2 7.25% 7.25% 9/15/2025 24 105 113 121 130 2,095 2,589 Smith's Landing 4.05% 4.05% 6/1/2035 204 760 791 824 858 17,257 20,694 Liberty Apartments 5.66% 5.66% 11/1/2043 80 325 344 364 385 18,586 20,084 The Cosmopolitan 3.75% 3.75% 7/1/2051 161 660 686 712 739 43,087 46,045 Total - Secured Core Debt $922 $32,995 $20,687 $12,660 $3,836 $161,801 $232,888 Secured Notes Payable - Development Pipeline 4525 Main Street 3.25% 3.25% 9/10/2021 158 646 31,217 32,034 Lightfoot Marketplace L+1.90% 2.42% 11/14/2017 11,469 11,469 Johns Hopkins Village L+1.90% 2.42% 7/30/2018 40,818 40,818 Total - Development Pipeline - 11,469 40,818 158 646 31,217 84,321 Total Secured Notes Payable $922 $44,464 $61,505 $12,818 $4,482 $193,018 $317,209 Unsecured Core Debt Senior unsecured line of credit L+1.40% - 2.00% 2.07% 2/20/2019 102,000 102,000 Senior unsecured term loan L+1.35% - 1.95% 2.02% 2/20/2020 50,000 50,000 Senior unsecured term loan L+1.35% - 1.95% 3.50% (1) 2/20/2020 50,000 50,000 Total - Unsecured Core Debt - - - 102,000 100,000 - 202,000 Total Notes Payable excluding GAAP Adjustments $922 $44,464 $61,505 $114,818 $104,482 $193,018 $519,209 Weighted Average Interest Rate 4.3% 4.8% 2.6% 2.5% 2.8% 3.5% 3.1% Balloon Payments - 40,707 57,909 111,333 100,000 111,841 421,790 Principal amortization 922 3,757 3,596 3,485 4,482 81,177 97,419 Total Consolidated Debt $922 $44,464 $61,505 $114,818 $104,482 $193,018 $519,209 Fixed-rate Debt(2) 714 26,936 8,333 11,760 53,371 141,051 242,165 Variable-rate Debt(3) 208 17,528 53,172 103,058 51,111 51,967 277,044 Total Consolidated Debt $922 $44,464 $61,505 $114,818 $104,482 $193,018 $519,209 GAAP Adjustments (5,216) Total Notes Payable $513,993

Core Debt to Core EBITDA(1)

$ in thousands

	Three months ended				
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Income	$7,946	$3,131	$26,533	$8,443	$4,337
Excluding:					
Interest expense	4,124	3,978	3,791	3,411	3,518
Income tax	16	6	218	(117)	118
Depreciation and amortization	8,885	8,602	8,149	6,162	6,317
Gain on real estate dispositions	(3,753)	(13)	(26,674)	(4,987)	-
Change in fair value of interest rate derivatives	(498)	373	2,389	(9)	51
Adjusted EBITDA	$16,720	$16,077	$14,406	$12,903	$14,341
Other adjustments:					
Loss on extinguishment of debt	82	-	-	102	3
Non-cash stock compensation	212	215	437	176	173
Development Pipeline	(1,058)	(719)	(620)	(606)	(738)
Total Other Adjustments	(764)	(504)	(183)	(328)	(562)
Core EBITDA	$15,956	$15,573	$14,223	$12,575	$13,779
Total Debt[2]	$519,209	$512,702	$471,876	$382,013	$421,442
Adjustments to Debt:					
(Less) Development Pipeline[2]	(84,321)	(71,035)	(56,592)	(43,340)	(37,987)
(Less) Cash & restricted cash	(27,361)	(23,142)	(22,505)	(29,813)	(19,434)
Core Debt	$407,527	$418,525	$392,779	$308,860	$364,021
Core Debt/Annualized Core EBITDA	**6.4x**	**6.7x**	**6.9x**	**6.1x**	**6.6x**

ARMADA HOFFLER PROPERTIES

(1) See definitions on page 30
(2) Excludes GAAP Adjustments

12

13 Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Includes interest rate caps less than or equal to 1.50% Fixed-rate& Hedged Debt (4) 99% Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 39.3% 2.4% 2.9 Yrs Secured Debt 60.7% 3.6% 10.4 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 53.4% 2.2% 2.9 Yrs Fixed-rate Debt(2)(3) 46.6% 4.2% 12.8 Yrs Fixed-rate and Hedged Debt(2)(3)(4) 98.6% Total 3.1% 7.5 Yrs Interest Rate Cap Agreements At or Below 1.50% Effective Date Maturity Date Strike Rate Notional Amount March 14, 2014 March 1, 2017 1.25% $50,000 October 26, 2015 October 15, 2017 1.25% 75,000 March 1, 2016 March 1, 2018 1.50% 75,000 June 17, 2016 June 17, 2018 1.00% 70,000 Total Interest Rate Caps at or Below 1.50% $270,000 Fixed-rate Debt (2)(3) 242,165 Fixed-rate and Hedged Debt $512,165 % of Total (3) 98.6% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2016 2017 2018 2019 2020 2021 and thereafter ($ In Th ou sa nd s) Debt turities & Principal Payments

14 Capitalization & Financial Ratios $ in thousands Capitalization as of September 30, 2016 Capital Structure as of September 30, 2016 Debt % of Total Carrying Value Unsecured Credit Facility 20% $102,000 Unsecured Term Loans 19% 100,000 Mortgages Payable 61% 317,209 Total Debt $519,209 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 66% 34,256 $13.40 $459,030 Common Units 34% 17,793 $13.40 238,426 Equity Market Capitalization 52,049 $697,457 Total Market Capitalization $1,216,666 Debt/Market Capitalization 42.7% Dividend Data Liquidity as of September 30, 2016 Q3 2016 Q3 2015 Common Dividend Paid $8,837 $6,906 Cash on Hand $27,361 AFFO $12,453 $9,643 Availability under Credit Facility 48,000 AFFO Payout Ratio 71.0% 71.6% $75,361 Debt 43%Common 57%

Property Portfolio

As of 9/30/16

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Core Properties	Development Properties	Net Rentable Square Feet[1]	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties - Excluding Properties Subject to Ground Lease												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	91,366	-	91,366	89.8%	-	$2,358,091	$28.75
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	97.6%	-	647,322	11.50
Bermuda Crossroads	Food Lion, OfficeMax	Chester, VA		100%	2001	111,566	-	111,566	100.0%	-	1,583,406	14.19
Broad Creek Shopping Center	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	227,659	-	227,659	99.3%	-	3,188,069	14.10
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	93.2%	-	1,267,990	11.82
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980/2013	66,594	-	66,594	98.7%	-	1,346,501	20.48
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	794,740	41.45
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	125,015	39.35
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,231,340	11.92
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,733,856	16.81
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,022,787	28.44
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	90.7%	-	1,216,489	15.10
Greentree Shopping Center	Wawa	Chesapeake, VA		100%	2014	15,751	-	15,751	85.7%	-	285,941	21.17
Hanbury Village	Walgreens, Starbucks	Chesapeake, VA		32%	2006/2009	61,049	-	61,049	92.8%	-	1,355,478	23.92
Harper Hill Commons	Harris Teeter	Winston-Salem, NC		100%	2004	55,394	-	55,394	63.8%	-	507,774	14.36
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		-	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Lightfoot Marketplace	Harris Teeter	Williamsburg, VA		-	2016	-	55,893	55,893	-	49.4%	601,665	21.80
North Hampton Market	PetSmart, Hobby Lobby, Dollar Tree	Taylors, SC		100%	2004	114,935	-	114,935	97.2%	-	1,397,087	12.50
North Point Center	Kroger, PetSmart, BB&B, Costco	Durham, NC		52%	1998/2009	215,690	-	215,690	95.9%	-	2,528,866	12.22
Oakland Marketplace	Kroger	Oakland, TN		100%	2004	19,600	-	19,600	85.7%	-	252,280	15.02
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	95.2%	-	712,397	19.79
Patterson Place	Bed Bath & Beyond, PetSmart	Durham, NC		100%	2004	160,942	-	160,942	98.3%	-	2,497,643	15.79
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,243,444	16.75
Providence Plaza	Edward Jones, Chipotle, Choate Const.	Charlotte, NC		100%	2007/2008	103,118	-	103,118	94.1%	-	2,446,619	25.21
Sandbridge Commons	Heartland Dental	Virginia Beach, VA		-	2015	16,129	-	16,129	100.0%	-	327,710	20.32
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,573	-	57,573	97.4%	-	638,616	11.39
South Retail	lululemon, free people	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	948,670	24.63
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	107,812	-	107,812	100.0%	-	1,829,556	16.97
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	223,131	-	223,131	100.0%	-	2,941,776	13.18
Southshore Shops	Buffalo Wild Wings	Midlothian, VA		100%	2006	40,333	-	40,333	93.1%	-	729,763	19.43
Stone House Square	Weis Markets	Hagerstown, MD		100%	2008	108,624	-	108,624	90.4%	-	1,566,916	15.95
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	375,628	32.40
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	-	52,415	100.0%	-	438,464	8.37
Wendover Village	Bed Bath & Beyond, T.J. Maxx, Petco	Greensboro, NC		100%	2004	135,758	-	135,758	100.0%	-	1,954,542	14.40
Total / Weighted Avg Retail Portfolio				**70%**		**2,726,051**	**55,893**	**2,781,944**	**96.4%**	**49.4%**	**$42,779,991**	**$16.12**

(1) The net rentable square footage for each of our retail properties is the sum of (a) the square footage of existing leases, plus (b) for available space, the field verified square footage.
(2) Occupancy for each of our retail properties is calculated as (a) square footage under executed leases as of September 30, 2016, divided by (b) net rentable square feet, expressed as a percentage.
(3) For the properties in our retail portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of Sept 30, 2016 (defined as cash base rents before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of September 30, 2016 . In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Excludes the square footage of land subject to ground leases.
(4) As of September 30, 2016, the Company occupied 8,995 square feet at this property at an ABR of $304,841, or $33.89 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.
(5) Includes $32,760 of ABR pursuant to a rooftop lease.

ARMADA HOFFLER PROPERTIES

15

Property Portfolio - Continued

As of 9/30/16

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, West Elm	Virginia Beach, VA	✓	-	2014	-	237,893	237,893	-	57.8%	$3,840,876	$27.96
Armada Hoffler Tower[4]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	323,970	-	323,970	98.3%	-	8,951,468	28.12
Commonwealth of VA - Chesapeake	Commonwealth of VA	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Commonwealth of VA	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	245,058	22.00
One Columbus	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	92.5%	-	2,937,288	24.55
Two Columbus	The Art Institute, Kimley-Horn	Virginia Beach, VA	✓	100%	2009	108,467	-	108,467	93.8%	-	2,757,279	27.09
Total / Weighted Average Office Portfolio				**77%**		**609,075**	**237,893**	**846,968**	**96.4%**	**57.8%**	**$19,377,897**	**$26.75**
Properties Subject to Ground Lease												
Bermuda Crossroads[5]	IHOP, O'Charley's	Chester, VA		-	2001	11,000	-	11,000	100.0%	-	$163,350	$14.85
Broad Creek Shopping Center[6]	7-Eleven, Ruby Tuesdays, Home Depot	Norfolk, VA		-	1997/2001	24,818	-	24,818	100.0%	-	577,081	23.25
Greentree Shopping Center	Wawa	Chesapeake, VA		-	2014	5,088	-	5,088	100.0%	-	230,004	45.21
Hanbury Village[5]	Harris Teeter, Walgreens	Chesapeake, VA		-	2006/2009	55,586	-	55,586	100.0%	-	1,067,598	19.21
Harper Hill Commons	Harris Teeter	Winston-Salem, NC		100%	2004	41,520	-	41,520	100.0%	-	373,680	9.00
Lightfoot Marketplace	Harris Teeter	Williamsburg, VA		-	2016	-	51,750	51,750	-	100.0%	641,700	12.40
Oakland Marketplace	Kroger	Oakland, TN		100%	2004	45,000	-	45,000	100.0%	-	186,300	4.14
North Point Center[5]	Home Depot, Costco	Durham, NC		15%	1998/2009	280,556	-	280,556	100.0%	-	1,083,666	3.86
Sandbridge Commons	Harris Teeter	Virginia Beach, VA		-	2015	53,288	-	53,288	100.0%	-	583,000	10.94
South Square	Chick-fil-A	Durham, NC		100%	1977/2005	1,778	-	1,778	100.0%	-	60,000	33.75
Stone House Square	Capitol One Bank	Hagerstown, MD		100%	2008	3,650	-	3,650	100.0%	-	165,000	45.21
Tyre Neck Harris Teeter[6]	Harris Teeter	Portsmouth, VA		100%	2011	48,808	-	48,808	100.0%	-	508,134	10.41
Total / Weighted Avg Retail Portfolio Subject to Ground Leases				**26%**		**571,092**	**51,750**	**622,842**	**100.0%**	**100.0%**	**$5,639,513**	**$9.05**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy[2]	Development Occupancy[2]	ABR[7]	ABR per Occupied RSF[8]
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	95.5%	-	$4,157,232	$1.76
Johns Hopkins Village[9]	Baltimore, MD		-	2016	-	157	157	-	77.7%	6,044,640	2.79
Liberty Apartments[9]	Newport News, VA		-	2014	197	-	197	95.2%	-	2,509,428	1.56
Smith's Landing[10]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	3,686,868	1.14
The Cosmopolitan[9]	Virginia Beach, VA	✓	-	2006	342	-	342	93.0%	-	6,021,456	1.65
Total / Weighted Avg Multifamily Portfolio			-		**1,109**	**157**	**1,266**	**95.8%**	**77.7%**	**$22,419,624**	**$1.72**

(1) The net rentable square footage for each of our office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our office properties is calculated as (a) square footage under executed leases as of September 30, 2016, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of September 30, 2016, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for executed leases as of September 30, 2016 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. ABR per leased square foot is calculated by dividing (a) ABR, by (b) square footage under executed leases as of September 30, 2016. In the case of triple net or modified gross leases, ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of September 30, 2016, the Company occupied 18,984 square feet at this property at an ABR of $573,596 or $30.21 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP. In addition, effective March 1, 2013, the Company subleases approximately 5,000 square feet of space from a tenant at this property.

(5) Pursuant to this ground lease, the Company owns the land and the tenant owns the improvements thereon. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

(6) The Company leases the land underlying this property and re-leases it to our tenant under a ground lease pursuant to which our tenant owns the improvements on the land.

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended September 30, 2016 by (b) 12.

(8) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of September 30, 2016.

(9) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $206,000, $916,000, $907,875 from ground floor retail leases, respectively.

(10) The Company leases the land underlying this property pursuant to a ground lease.

ARMADA HOFFLER PROPERTIES

16

Development Pipeline

$ in thousands

Johns Hopkins Village



Lightfoot Marketplace



One City Center



Point Street Apts.



				Schedule[1]						
Development, Not Delivered	**Property Type**	**Estimated[1]**	**% Leased**	**Start**	**Initial Occupancy**	**Stabilized Operation[2]**	**Estimated Cost[1]**	**Cost to Date**	**AHH Ownership %**	**Anchor Tenants & Other Notes**
Harding Place Charlotte, NC	Multifamily	225 Units	NA	3Q16	3Q18	1Q20	$45,000	$6,000	80%[3]	NA
Town Center Phase VI Virginia Beach, VA	Mixed-use	39,000 SF 130 Units	46%	4Q16	3Q18	3Q19	41,000	2,000	80%	Anchor tenants not yet announced
					Total Development, Not Delivered		86,000	8,000		
Development, Delivered Not Stabilized										
Brooks Crossing Newport News, VA	Retail	18,000 sf	60%	3Q15	3Q16	4Q16	3,000	3,000	65%[3]	Misc. small shops
4525 Main Street Virginia Beach, VA	Office	239,000 sf	64%	1Q13	3Q14	2Q17	51,000	46,000	100%	Clark Nexsen, Development Authority of Virginia Beach, Anthropologie
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	72%	1Q15	3Q16	3Q17	68,000	65,000	80%[3]	CVS
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	71%	3Q14	3Q16	2Q17	24,000	22,000	70%[3]	Harris Teeter, CHKD
					Total Development, Delivered Not Stabilized		146,000	136,000		
						Total	$232,000	$144,000		
Joint Ventures - Minority Partner							**Project Cost**	**Equity Investment**		
One City Center - 37% JV Durham, NC	Mixed-use	152,000 sf	36%	1Q16	2Q18	2Q19	$36,000	$10,000	100%	Duke University. AHH Equity requirement $10M.
Mezzanine Investments							**Purchase Option Price**	**Loan Balance**		
Point Street Apartments Inner Harbor Baltimore,	Multifamily	289 units	NA	1Q16	4Q17	4Q18	$92,000	$19,000	Option to purchase 88% upon completion	$23M Mezzanine financing by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	NA	2Q16	1Q18	2Q19	102,000	31,000	Option to purchase 88% upon completion	$42M Mezzanine financing by AHH, earning 10% interest income
					Total Mezzanine Investment		$194,000	$50,000		

	Q3 2016	Year to Date
Capitalized Interest	$290	$927
Capitalized Overhead	$449	$1,145

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners

ARMADA HOFFLER PROPERTIES

17

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price (1)	Reinvested 1031 Proceeds	$ Value of OP Units/Stock (2)	Cash Cap Rate	Purchase Date	% Leased as of 9/30/16	Anchor Tenants
Southshore Shops	Midlothian, VA	40,333	$9,160	-	$2,475	7.8%	3Q16	93%	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	$38,585	-	$17,485	7.3%	2Q16	100%	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	$170,500	$87,000	-	7.2%	1Q16	94%	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	$26,200	$14,000	-	7.3%	3Q15	97%	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	$8,600	$3,600	-	7.3%	3Q15	100%	BiLo
Columbus Village	Virginia Beach, VA	65,746	$21,025	-	$14,025	6.4%	3Q15	100%	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	$39,555	$15,200	$4,155	7.4%	2Q15	93%	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	$19,662	-	$9,662	7.3%	3Q14	100%	Old Navy, Best Buy, Pier 1
Total/Weighted Average		1,858,697	$333,287	119,800.00	$47,801	7.8%			

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	% Leased at closing	Anchor Tenants
Oyster Point	Newport News, VA	100,139	$6,500	-	$3,793	16.4% (3)	3Q16	82%	GSA
Non-Core Retail Portfolio	Various	174,758	$12,850	$12,600	($27)	7.1%	2Q16 - 3Q16	~85%	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	$78,000	$77,000	$26,674	7.9%	1Q16	99%	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	$30,000	$10,000	$4,987	6.7%	4Q15	100%	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	$17,600	$7,210	5.7%	2Q15	26%	NA
Sentara Williamsburg	Williamsburg, VA	49,200	$15,450	$15,200	$6,197	6.3%	1Q15	100%	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	$8,900	$7,400	$2,211	6.3%	4Q14	100%	Virginia Natural Gas
Total/Weighted Average		716,066sf/ 203 units	$187,325	$139,800	$51,045	7.3%			

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 9/30/16, which would represent a 2.5% Cash Cap Rate



18

19 Construction Business Summary $ in thousands Gross Profit Summary Q3 2016 Trailing 12 Months Revenue $38,552 $149,864 Expense (37,274) (144,539) Gross Profit $1,278 $5,325 (Unaudited) Location Total Contract Value Work in Place as of 9/30/2016 Backlog Estimated Date of Completion Highlighted Projects Exelon Baltimore, MD $182,932 $179,930 $3,002 3Q 2016 Four Seasons Condominium Expansion Baltimore, MD 72,182 42,063 30,119 2Q 2017 Point Street Apartments Baltimore, MD 71,382 15,592 55,790 1Q 2018 Annapolis Junction Annapolis Junction, MD 68,781 9,055 59,726 1Q 2018 Durham City Center Durham, NC 61,962 9,591 52,371 2Q 2018 27th Street Hotel Virginia Beach, VA 51,079 31,563 19,516 2Q 2017 Sub Total $508,318 $287,794 $220,524 All Other Projects 136,134 110,226 25,908 Total $644,452 $398,020 $246,432

Same Store NOI by Segment

$ in thousands
(Reconciliation to GAAP located in appendix pg. 32)

	Three months ended 9/30/2016	Three months ended 9/30/2015	$ Change	% Change	Nine months ended 9/30/2016	Nine months ended 9/30/2015	$ Change	% Change
	(Unaudited)				(Unaudited)			
Office(1)								
Revenue	$3,883	$3,838	$45	1.2%	$11,671	$11,669	$2	0.0%
Expenses	1,443	1,413	30	2.1%	4,103	4,292	(189)	-4.4%
Net Operating Income	2,440	2,425	15	0.6%	7,568	7,377	191	2.6%
Retail(1)								
Revenue	8,211	7,907	304	3.8%	19,688	19,352	336	1.7%
Expenses	2,295	2,194	101	4.6%	5,684	5,581	103	1.8%
Net Operating Income	5,916	5,713	203	3.6%	14,004	13,771	233	1.7%
Multifamily(1)								
Revenue	3,075	3,105	(30)	-1.0%	9,145	9,069	76	0.8%
Expenses	1,396	1,342	54	4.0%	4,016	3,913	103	2.6%
Net Operating Income	1,679	1,763	(84)	-4.8%	5,129	5,156	(27)	-0.5%
Same Store Net Operating Income (NOI)	$10,035	$9,901	$134	1.4%	$26,701	$26,304	$397	1.5%
Net effect of straight-line rents	48	(58)	106		280	179	101	
Amortization of lease incentives and above (below) market rents	164	173	(9)		391	369	22	
Same store portfolio NOI, cash basis	$10,247	$10,016	$231	2.3%	$27,372	$26,852	$520	1.9%
NOI, Cash Basis:								
Office	$2,447	$2,338	$109	4.7%	$7,519	$7,336	$183	2.5%
Retail	6,111	5,893	218	3.7%	14,684	14,270	414	2.9%
Multifamily	1,689	1,785	(96)	-5.4%	5,169	5,246	(77)	-1.5%
	$10,247	$10,016	$231	2.3%	$27,372	$26,852	$520	1.9%
NOI:								
Office	$2,440	$2,425	$15	0.6%	$7,568	$7,377	$191	2.6%
Retail	5,916	5,713	203	3.6%	14,004	13,771	233	1.7%
Multifamily	1,679	1,763	(84)	-4.8%	5,129	5,156	(27)	-0.5%
	$10,035	$9,901	$134	1.4%	$26,701	$26,304	$397	1.5%

(1) See page 31 for Same Store vs. Non – Same Store Properties

ARMADA HOFFLER PROPERTIES

20

Top 10 Tenants - Annualized Base Rent

$ in thousands
As of September 30, 2016

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Clark Nexsen	1	2029	$ 2,487	12.8%	2.8%
Williams Mullen	1	2018	1,524	7.9%	1.7%
Hampton University	2	2024	1,003	5.2%	1.1%
Commonwealth of Virginia	2	2030	891	4.6%	1.0%
Pender & Coward	1	2030	839	4.3%	0.9%
Troutman Sanders	2	2025	822	4.2%	0.9%
The Art Institute	3	2019	819	4.2%	0.9%
Kimley-Horn	2	2018	724	3.7%	0.8%
City of Va Beach Development Authority	1	2024	701	3.6%	0.8%
Cherry Bekaert	1	2022	688	3.6%	0.8%
Top 10 Total			$ 10,499	**54.2%**	**11.6%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Kroger/Harris Teeter	10	2027	$ 5,183	10.7%	5.7%
Home Depot	2	2019	2,190	4.5%	2.4%
Food Lion	3	2020	1,283	2.6%	1.4%
PetSmart	4	2020	1,117	2.3%	1.2%
Bed Bath & Beyond	3	2022	1,077	2.2%	1.2%
Dick's Sporting Goods	1	2020	840	1.7%	0.9%
Safeway	2	2021	821	1.7%	0.9%
Weis Markets	1	2028	802	1.7%	0.9%
Ross Dress for Less	2	2020	755	1.6%	0.8%
Petco	3	2024	739	1.5%	0.8%
Top 10 Total			$ 14,806	**30.6%**	**16.4%**

ARMADA HOFFLER PROPERTIES
21

22 Office Lease Summary 22 Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC Q3 2016 - - - - - - 0.0% - - 0.0% - - Q2 2016 1 2,318 2 3,870 33.27 26.53 25.4% 30.00 28.41 5.6% 10.00 - Q1 2016 2 6,445 - - 21.34 19.60 8.9% 21.10 20.38 3.5% 1.65 3,773 Q4 2015 2 5,708 2 3,947 24.50 23.50 4.3% 24.39 23.68 3.0% 1.31 3,682 New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q3 2016 1 2,153 $25.00 3.08 $11,810 $5.49 Q2 2016 1 1,806 25.00 5.00 63,579 35.20 Q1 2016 2 3,773 27.49 6.91 139,067 36.86 Q4 2015 2 9,920 30.13 7.17 421,094 42.45 (1) Excludes new leases from properties in development

23 Office Lease Expirations 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 200,000 Leased Square Feet % ABR of Office Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 122,464 14.5% -$ -$ -$ 2016 1 777 0.1% 13,986 0.1% 18.00 2017 7 13,382 1.6% 421,754 2.2% 31.52 2018 18 156,646 18.5% 4,516,371 23.3% 28.83 2019 15 100,492 11.9% 2,490,286 12.9% 24.78 2020 3 17,840 2.1% 522,209 2.7% 29.27 2021 5 44,933 5.3% 1,166,237 6.0% 25.96 2022 4 49,923 5.9% 1,383,217 7.1% 27.71 2023 4 43,078 5.1% 1,087,325 5.6% 25.24 2024 3 60,751 7.2% 1,686,383 8.7% 27.76 2025 4 43,292 5.1% 1,218,282 6.3% 28.14 2026 3 20,722 2.4% 482,437 2.5% 23.28 Thereafter 8 172,668 20.3% 4,389,409 22.7% 25.42 Total / Weighted Average 75 846,968 100.0% 19,377,897$ 100.0% $26.75 (1) Includes new leases from properties in development

24 Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) Q3 2016 14 80,526 10 22,340 $16.84 $15.69 7.3% $16.36 $15.80 3.5% 7.00 Q2 2016 25 98,300 14 33,111 18.28 17.32 5.5% 17.99 17.55 2.5% 6.36 Q1 2016 10 26,870 1 1,800 22.70 21.29 6.6% 22.21 21.78 1.9% 3.37 Q4 2015 6 33,274 4 27,146 20.63 18.73 10.1% 20.55 19.45 5.6% 4.54 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q3 2016 3 14,341 $14.03 6.52 $262,134 $18.28 Q2 2016 4 5,560 21.24 7.31 162,432 29.21 Q1 2016 4 11,913 19.68 5.10 431,103 36.19 Q4 2015 4 24,825 21.83 6.64 421,094 16.96

25 Retail Lease Expirations Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 127,376 3.7% -$ -$ -$ M-T-M 5 7,342 0.2% 118,656 0.2% 16.16 2016 15 44,425 1.3% 790,527 1.6% 17.79 2017 42 172,310 5.1% 2,676,013 5.5% 15.53 2018 69 325,814 9.6% 5,239,666 10.8% 16.08 2019 76 551,941 16.2% 8,312,918 17.2% 15.06 2020 61 508,328 14.9% 7,082,103 14.6% 13.93 2021 45 249,213 7.3% 4,553,570 9.4% 18.27 2022 22 218,491 6.4% 3,113,990 6.4% 14.25 2023 14 246,153 7.2% 3,019,432 6.2% 12.27 2024 14 156,518 4.6% 2,502,096 5.2% 15.99 2025 15 223,613 6.6% 2,259,666 4.7% 10.11 2026 17 149,286 4.4% 2,501,465 5.2% 16.76 Thereafter 22 423,976 12.5% 6,249,402 12.9% 14.74 Total / Weighted Average 417 3,404,786 100.0% 48,419,504$ 100.0% $14.77 (1) Includes new leases from properties in development

26 Net Asset Value Component Data In thousands (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 9/30/2016 9/30/2016 9/30/2016 Diversified Portfolio General contracting and real estate services $5,325 Office $462 $1,848 Retail 8,790 35,160 Other Assets Multifamily 910 3,640 Other Assets As of 9/30/2016 Total Diversified Portfolio NOI $10,162 $40,648 Cash and Cash Equivalents $23,890 Restricted Cash 3,471 Virginia Beach Town Center Accounts Receivable 15,100 Office(1) $2,394 $9,576 Notes Receivable 49,935 Retail (1) 1,725 6,900 Construction receivables, including retentions 39,981 Multifamily 1,764 7,056 Equity method investments 10,360 Total Virginia Beach Town Center NOI $5,883 $23,532 Other Assets 62,441 Total Other Assets $205,178 Timing of mid-quarter transaction Acquisition $346 $1,384 Liabilities & Share Count Disposition (242) (968) As of 9/30/2016 Total timing Mid-Quarter transaction $104 $416 Liabilities Mortgages and notes payable $513,993 Stabilized Portfolio NOI - Cash Basis $16,149 $64,180 Accounts payable and accrued liabilities 10,604 Construction payables, including retentions 51,203 Development Pipeline Other Liabilities 46,077 9/30/2016 Total Liabilities $621,877 Income producing property $123,600 Construction in progress 13,800 Three months ended Other assets 6,600 Share Count 9/30/2016 Total cost to date (p. 17) $144,000 Weighted average common shares outstanding 33,792 Weighted average operating partnership ("OP") Units Outstanding 17,720 Land held for development 1,933 Total weighted average common shares and OP units outstanding 51,512

Appendix – Definitions & Reconciliations

28 Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

29 Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non- comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark-to- market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented. 30

Same Store vs. Non-Same Store

	Three Months Ended 9/30/2016 to 2015		Nine Months Ended 9/30/2016 to 2015	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe		X		X
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Broadmoor Plaza		X		X
Columbus Village		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center	X			X
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons		X		X
Harrisonburg Regal	X		X	
Kroger Junction		X		X
North Hampton Market		X		X
North Point Center	X		X	
Oakland Marketplace		X		X
Parkway Marketplace	X		X	
Patterson Place		X		X
Perry Hall Marketplace	X			X
Providence Plaza		X		X
Sandbridge Commons	X			X
Socastee Commons	X			X
South Retail	X		X	
South Square		X		X
Southgate Square		X		X
Southshore Shops		X		X
Stone House Square	X			X
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons		X		X
Wendover Village		X		X
Willowbrook Commons		X		X

	Three Months Ended 9/30/2016 to 2015		Nine Months Ended 9/30/2016 to 2015	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake	X		X	
Commonwealth of VA - Virginia Beach	X		X	
Oceaneering		X		X
One Columbus	X		X	
Oyster Point		X		X
Richmond Tower		X		X
Sentara Williamsburg		X		X
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments		X		X
Liberty Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Whetstone Apartments		X		X

ARMADA HOFFLER PROPERTIES

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32 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 9/30 Nine months ended 9/30 2016 2015 2016 2015 Office Same Store(1) Rental revenues $3,883 $3,838 $11,671 $11,669 Property expenses 1,443 1,413 4,103 4,292 NOI 2,440 2,425 7,568 7,377 Non-Same Store NOI 799 3,175 2,672 9,026 Segment NOI 3,239 $5,600 $10,240 $16,403 Retail Same Store(1) Rental revenues $8,211 $7,907 $19,688 $19,352 Property expenses 2,295 2,194 5,684 5,581 NOI 5,916 5,713 14,004 13,771 Non-Same Store NOI 4,821 522 16,708 2,641 Segment NOI $10,737 $6,235 $30,712 $16,412 Multifamily Same Store(1) Rental revenues $3,075 $3,105 $9,145 $9,069 Property expenses 1,396 1,342 4,016 3,913 NOI 1,679 1,763 5,129 5,156 Non-Same Store NOI 1,460 784 3,437 1,502 Segment NOI 3,139 2,547 $8,566 $6,658 Total Property Portfolio NOI $17,115 $14,382 $49,518 $39,473 (1) See page 34 for the Same Store vs. Non-Same Store properties

33 Reconciliation to Property NOI $ in thousands Three months ended 9/30/2016 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $462 $8,790 $910 $10,162 Net effect of straight-line rents 23 58 2 83 Amortization of lease incentives and (above) below market rents - 204 (13) 191 NOI $485 $9,052 $899 $10,436 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,394 $1,725 $1,764 $5,883 Net effect of straight-line rents (2) 6 3 7 Amortization of lease incentives and (above) below market rents (26) (74) - (100) Elimination of AHH rent (176) (81) - (257) NOI $2,190 $1,576 $1,767 $5,533 NOI Office Retail Multifamily Total Diversified Portfolio $485 $9,052 $899 $10,436 Town Center of Virginia Beach 2,190 1,576 1,767 5,533 Unstabilized Properties 564 109 473 1,146 Total Property Portfolio NOI $3,239 $10,737 $3,139 $17,115

Reconciliation to GAAP Net Income

$ in thousands

	Three months ended 9/30/2016					
	Office	Retail	Multifamily	Total Property Portfolio	General Contracting & Real Estate Services	Total
Segment revenues	$ 5,277	$ 14,340	$ 5,688	$ 25,305	$ 38,552	$ 63,857
Segment expenses	2,038	3,603	2,549	8,190	37,274	45,464
Net operating income	$ 3,239	$ 10,737	$ 3,139	$ 17,115	$ 1,278	$ 18,393
Depreciation and amortization						(8,885)
General and administrative expenses						(2,156)
Acquisition, development and other pursuit costs						(345)
Interest income						1,024
Interest expense						(4,124)
Gain on real estate dispositions						3,753
Change in fair value of interest rate derivatives						498
Other income						35
Income tax provision						(16)
Net income						$ 7,946

	Nine months ended 9/30/2016					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 16,097	$ 41,485	$ 15,257	$ 72,839	$ 108,555	$ 181,394
Segment expenses	5,857	10,773	6,691	23,321	104,336	127,657
Net operating income	$ 10,240	$ 30,712	$ 8,566	$ 49,518	$ 4,219	$ 53,737
Depreciation and amortization						(25,636)
General and administrative expenses						(6,864)
Acquisition, development and other pursuit costs						(1,486)
Impairment charges						(184)
Interest income						1,928
Interest expense						(11,893)
Loss on extinguishment of debt						(82)
Gain on real estate dispositions						30,440
Change in fair value of interest rate derivatives						(2,264)
Other income						154
Income tax provision						(240)
Net income						$ 37,610

ARMADA HOFFLER PROPERTIES

34